UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) November 5, 2004


                          THE CHALONE WINE GROUP, LTD.
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             (Exact name of registrant as specified in its charter)


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         California                    0-13406                  94-1696731
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)
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             621 AIRPARK ROAD, NAPA, CALIFORNIA            94558
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          (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code  (707) 254-4200

Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

99.6 Press release issued by the registrant dated November 5, 2004.

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Attached hereto as Exhibit 99.6 and incorporated by reference herein is financial information for the Chalone Wine Group, Ltd. for the third quarter of 2004 as presented in a press release of November 5, 2004. The information in this report shall not be treated as filed for the purposes of the Securities Exchange Act of 1934, as amended.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 5, 2004                   The Chalone Wine Group, Ltd.
                                                       (Registrant)


                                           By: /s/ SHAWN CONROY BLOM
                                               -----------------------
                                               Shawn Conroy Blom
                                               Chief Financial Officer



                                  Exhibit Index

99.6     Press release issued by the registrant dated November 5, 2004.